AB FIXED-INCOME SHARES, INC.

-AB GOVERNMENT MONEY MARKET PORTFOLIO

Class A (Ticker: AEAXX); Class C (Ticker: AECXX); Advisor Class (Ticker: AEYXX); Class K (Ticker: AEKXX);

Class I (Ticker: AIEXX); Class 1 (Ticker: AGRXX); Class AB (Ticker: MYMXX); Institutional Class (Ticker: GMOXX); Premium Class (Ticker: GMPXX); Select Class (Ticker: GMSXX); Investor Class (Ticker: GMNXX)

(the “Portfolio”)

Supplement dated May 5, 2023 to the Prospectus, Summary Prospectus (together, the “Prospectuses”) and Statement of Additional Information (“SAI”), each dated August 31, 2022, as amended, of the Portfolio.

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Effective immediately, Premium Class, Select Class and Investor Class shares of the Portfolio are no longer offered. All references to Premium Class, Select Class and Investor Class shares in the Prospectuses and SAI are hereby removed.

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Effective September 1, 2023, AllianceBernstein L.P. (the “Adviser”) has entered a contractual agreement with AB Fixed-Income Shares, Inc., on behalf of the Portfolio, to waive 0.05% of the Portfolio’s Management Fee until August 31, 2024. The waiver agreement may be terminated or changed only with the consent of the Portfolio’s Board of Directors. In addition, the waiver agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period. Prior to September 1, 2023, the Adviser has contractually agreed to waive 0.10% of the Portfolio’s Management Fee through August 31, 2023.

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This Supplement should be read in conjunction with the Prospectuses and SAI for the Portfolio.

You should retain this Supplement with your Prospectus(es) and SAI for future reference.

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